MML SERIES INVESTMENT FUND

MML Mid Cap Value Fund

Supplement dated May 12, 2015 to the

Prospectus dated May 1, 2015 and the

Summary Prospectus dated May 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.

Effective immediately, the following information replaces the third sentence of the first paragraph in the section titled Principal Investment Strategies (page 51 in the Prospectus):

The subadviser currently considers medium-size companies to include those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 3000® Index, excluding the largest 100 such companies (as of February 28, 2015, between $19 million and $45.83 billion).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE